EXHIBIT 99.3

                FIVE-YEAR FINANCIAL SUMMARY AND SELECTED RATIOS

                 (DOLLARS IN THOUSANDS, EXCEPT PER SHARE DATA)

                                                            AS OF/FOR THE YEARS ENDED DECEMBER 31,                      COMPOUND
                                               1996           1995           1994           1993           1992        GROWTH RATE
Summary of Operations
  Interest income........................   $ 1,934,570    $ 1,880,157    $ 1,586,515    $ 1,427,684    $ 1,436,751         7.7%
  Interest expense.......................       926,870        948,839        678,571        590,709        686,922         7.8
  Net interest income....................     1,007,700        931,318        907,944        836,975        749,829         7.7
  Provision for loan and lease losses....        62,511         41,924         23,730         59,829         76,030        (4.8)
  Net interest income after provision for
    loan and lease losses................       945,189        889,394        884,214        777,146        673,799         8.8
  Noninterest income.....................       353,468        271,710        278,339        268,856        229,736        11.4
  Noninterest expense....................       808,550        820,718        740,234        791,060        625,875         6.6
  Income before income taxes.............       490,107        340,386        422,319        254,942        277,660        15.3
  Provision for income taxes.............       159,932        113,118        147,003         95,229         97,290        13.2
  Income before cumulative effect of
    changes in accounting principles.....       330,175        227,268        275,316        159,713        180,370        16.3
    Less: cumulative effect of changes in
      accounting principles, net of
      income taxes.......................            --             --             --        (32,762)            --          NM
  Net income.............................   $   330,175    $   227,268    $   275,316    $   126,951    $   180,370        16.3
Per Common Share
  Average shares outstanding (000's)
    Primary..............................       138,152        137,129        135,332        130,419        123,271         2.9
    Fully diluted........................       139,518        142,154        140,382        136,303        130,938         1.6
  Primary earnings
    Income before cumulative effect......   $      2.39    $      1.62    $      2.00    $      1.18    $      1.43        13.7
    Less: cumulative effect..............            --             --             --          (0.25)            --          NM
      Net income.........................   $      2.39    $      1.62    $      2.00    $      0.93    $      1.43        13.7
  Fully diluted
    Income before cumulative effect......   $      2.37    $      1.60    $      1.96    $      1.17    $      1.38        14.4
    Less: cumulative effect..............            --             --             --          (0.24)            --          NM
      Net income.........................   $      2.37    $      1.60    $      1.96    $      0.93    $      1.38        14.4
  Cash dividends declared................   $      1.00    $      0.86    $      0.74    $      0.64    $      0.50        18.9
  Shareholders' equity...................         15.13          14.32          12.79          12.06          11.95         6.1
Average Balance Sheets
  Securities at carrying value...........   $ 6,137,748    $ 6,244,509    $ 6,050,612    $ 5,401,762    $ 4,733,403         6.7
  Loans and leases*......................    16,958,876     16,286,928     14,711,409     13,155,522     11,978,837         9.1
  Other assets...........................     1,673,478      1,694,578      1,707,055      1,626,305      1,567,185         1.7
    Total assets.........................   $24,770,102    $24,226,015    $22,469,076    $20,183,589    $18,279,425         7.9
  Deposits...............................   $18,577,368    $17,691,264    $17,318,921    $16,260,492    $15,167,080         5.2
  Other liabilities......................     2,346,374      3,507,910      2,724,841      1,687,474      1,535,422        11.2
  Long-term debt.........................     1,861,380      1,130,460        679,654        598,753        154,113        86.4
  Common shareholders' equity............     1,969,821      1,824,036      1,671,517      1,562,727      1,357,005         9.8
  Preferred shareholders' equity.........        15,159         72,345         74,143         74,143         65,805          NM
      Total liabilities and shareholders'
         equity..........................   $24,770,102    $24,226,015    $22,469,076    $20,183,589    $18,279,425         7.9
Period End Balances
  Total assets...........................   $25,707,646    $24,671,277    $23,497,824    $22,273,226    $18,979,348         7.9
  Deposits...............................    19,003,340     18,321,708     17,458,085     17,594,408     15,674,867         4.9
  Long-term debt.........................     2,054,040      1,386,910        913,060        839,631        424,102        48.3
  Shareholders' equity...................     2,071,567      2,025,112      1,803,888      1,686,134      1,510,774         8.2
Selected Performance Ratios
  Rate of return on:
    Average total assets.................          1.33%          0.94%          1.23%          0.63%          0.99%
    Average common shareholders' equity..         16.73          12.18          16.16           7.79          12.95
  Dividend payout........................         41.84          53.09          37.00          68.82          34.97
  Average equity to average assets.......          8.01           7.83           7.77           8.11           7.78

  * Loans and leases are net of unearned income and the allowance for losses. Amounts include loans held for sale.

NM -- Not meaningful.

                                    TABLE 1

                      COMPOSITION OF AVERAGE TOTAL ASSETS

                                                                                                                  % CHANGE
                                                                                                             1996 V.    1995 V.
                                                                   1996           1995           1994         1995       1994
                                                                         (DOLLARS IN THOUSANDS)
Securities*..................................................   $ 6,047,280    $ 6,142,707    $ 6,009,703       (1.6)%      2.2%
Federal funds sold and other earning assets..................        84,167        148,373        177,316      (43.3)     (16.3)
Loans and leases, net of unearned income**...................    17,186,046     16,507,428     14,919,264        4.1       10.6
Average earning assets.......................................    23,317,493     22,798,508     21,106,283        2.3        8.0
Non-earning assets...........................................     1,452,609      1,427,507      1,362,793        1.8        4.7
Average total assets.........................................   $24,770,102    $24,226,015    $22,469,076        2.2%       7.8%
Average earning assets as percent of average total assets....          94.1%          94.1%          93.9%

*  Based on amortized cost.

** Includes loans held for sale based on lower of amortized cost or market.
   Amounts are gross of the allowance for loan and lease losses.

                                    TABLE 2

                                   SECURITIES

                                                                                                        DECEMBER 31, 1996
                                                                                               CARRYING VALUE    AVERAGE YIELD (3)

                                                                                                     (DOLLARS IN THOUSANDS)
U.S. Treasury, government and agency obligations (1)
  Within one year...........................................................................     $  981,742             6.16%
  One to five years.........................................................................      3,287,321             6.45
  Five to ten years.........................................................................        153,668             6.55
  After ten years...........................................................................      1,288,616             7.21
     Total..................................................................................      5,711,347             6.57
States and political subdivisions
  Within one year...........................................................................         24,199             8.49
  One to five years.........................................................................        116,143             8.77
  Five to ten years.........................................................................         45,028             8.60
  After ten years...........................................................................          3,132             9.56
     Total..................................................................................        188,502             8.71
Other securities
  Within one year...........................................................................            100             6.24
  One to five years.........................................................................          3,003             8.19
  Five to ten years.........................................................................        185,556             6.68
  After ten years...........................................................................            371               --
     Total..................................................................................        189,030             6.69
Securities with no stated maturity..........................................................         96,150             8.10
     Total securities (2)...................................................................     $6,185,029             6.67%

(1) Included in U.S. Treasury, government and agency obligations are mortgage-backed securities totaling $1.8 billion classified as available for sale and disclosed at estimated fair value. These securities are included in each of the categories based upon final stated maturity dates. The original contractual lives of these securities range from five to 30 years; however, the weighted-average holding period of the securities will be substantially shorter because of the monthly return of principal and prepayments of principal on certain securities.

(2) Includes securities held to maturity of $170.8 million disclosed at amortized cost and securities available for sale of $6.0 billion disclosed at estimated fair value.

(3) Taxable equivalent basis as applied to amortized cost.

                                    TABLE 3

                                 ASSET QUALITY

                                                                                                        DECEMBER 31,
                                                                                                 1996       1995       1994

                                                                                                   (DOLLARS IN THOUSANDS)
Nonaccrual loans and leases*.................................................................   $62,190    $68,634    $55,037
Foreclosed property..........................................................................    27,945     18,886     19,517
Restructured loans...........................................................................        --         --      8,823
  Nonperforming assets.......................................................................   $90,135    $87,520    $83,377
  Loans 90 days or more past due and still accruing..........................................   $41,742    $34,648    $29,063
ASSET QUALITY RATIOS
  Nonaccrual loans and leases as a percentage of loans and leases............................       .35%       .41%       .35%
  Nonperforming assets as a percentage of:
     Total assets............................................................................       .35        .35        .35
     Loans and leases plus foreclosed property...............................................       .51        .52        .53
  Net charge-offs as a percentage of average loans and leases................................       .30        .23        .15
  Allowance for losses as a percentage of loans and leases...................................      1.30       1.30       1.36
  Ratio of allowance for losses to:
     Net charge-offs.........................................................................      4.47x      5.72x      9.74x
     Nonaccrual loans and leases.............................................................      3.70       3.19       3.91

NOTE: Items referring to loans and leases are net of unearned income, gross of the allowance and include loans held for sale.

      * Includes $18.5 million of impaired loans at December 31, 1996. See Note A in the "Notes to Consolidated Financial Statements."

                                    TABLE 4

              COMPOSITION OF AVERAGE DEPOSITS AND OTHER BORROWINGS

                                                                                                                  % CHANGE
                                                            YEARS ENDED DECEMBER 31,                         1996 V.    1995 V.
                                               1996                   1995                   1994             1995       1994
                                                             (DOLLARS IN THOUSANDS)
Savings, interest checking and MRS
  sweeps.............................   $ 3,776,497     17%    $ 3,844,609     18%    $ 4,053,916     20%      (1.8)%     (5.2)%
Money rate savings...................     2,193,438     10       2,223,493     10       2,599,541     13       (1.4)     (14.5)
Other time deposits..................    10,174,310     45       9,340,595     42       8,417,537     41        8.9       11.0
Total interest-bearing deposits......    16,144,245     72      15,408,697     70      15,070,994     74        4.8        2.2
Noninterest-bearing demand
  deposits...........................     2,433,123     11       2,282,567     10       2,247,927     11        6.6        1.5
Total deposits.......................    18,577,368     83      17,691,264     80      17,318,921     85        5.0        2.1
Short-term borrowed funds............     2,029,293      9       3,184,338     14       2,455,658     12      (36.3)      29.7
Long-term debt.......................     1,861,380      8       1,130,460      6         679,654      3       64.7       66.3
Total deposits and other
  borrowings.........................   $22,468,041    100%    $22,006,062    100%    $20,454,233    100%       2.1%       7.6%

                                       TABLE 5
                   NET INTEREST INCOME AND RATE / VOLUME ANALYSIS
                FOR THE YEARS ENDED DECEMBER 31, 1996, 1995 AND 1994

      FULLY TAXABLE
      EQUIVALENT -- (DOLLARS IN P             AVERAGE BALANCE                  YIELD / RATE           INCOME / EXPENSE
      THOUSANDS)                    1996          1995          1994       1996    1995    1994       1996         1995
      ASSETS
      Securities (1):
        U.S. Treasury,
          government and other
          (5)..................  $ 5,843,116   $ 5,907,342   $ 5,741,728    6.53%   6.08%   5.65%  $  381,475   $  359,182
        States and political
          subdivisions.........      204,164       235,365       267,975    8.98    9.00    8.95       18,333       21,173
          Total securities
            (5)................    6,047,280     6,142,707     6,009,703    6.61    6.19    5.79      399,808      380,355
      Other earning assets
        (2)....................       84,167       148,373       177,316    5.38    5.90    4.14        4,530        8,760
      Loans and leases, net of
        unearned income
        (1)(3)(4)(5)...........   17,186,046    16,507,428    14,919,264    9.11    9.24    8.46    1,566,378    1,526,083
          Total earning
            assets.............   23,317,493    22,798,508    21,106,283    8.45    8.40    7.66    1,970,716    1,915,198
          Non-earning assets...    1,452,609     1,427,507     1,362,793
            Total assets.......  $24,770,102   $24,226,015   $22,469,076
      LIABILITIES AND
        SHAREHOLDERS' EQUITY
      Interest-bearing
        deposits:
          Savings, interest-
            checking and MRS
            sweeps.............  $ 3,776,497   $ 3,844,609   $ 4,053,916    1.68    2.21    2.19       63,476       85,078
          Money rate savings...    2,193,438     2,223,493     2,599,541    3.84    3.81    2.78       84,189       84,700
          Other time
            deposits...........   10,174,310     9,340,595     8,417,537    5.55    5.57    4.40      564,826      519,991
            Total
              interest-bearing
              deposits.........   16,144,245    15,408,697    15,070,994    4.41    4.48    3.53      712,491      689,769
      Short-term borrowed
        funds..................    2,029,293     3,184,338     2,455,658    5.26    5.91    4.32      106,777      188,301
      Long-term debt...........    1,861,380     1,130,460       679,654    5.78    6.26    6.05      107,602       70,769
            Total
              interest-bearing
              liabilities......   20,034,918    19,723,495    18,206,306    4.63    4.81    3.73      926,870      948,839
            Noninterest-bearing
              demand
              deposits.........    2,433,123     2,282,567     2,247,927
            Other
              liabilities......      317,081       323,572       269,183
            Shareholders'
              equity...........    1,984,980     1,896,381     1,745,660
            Total liabilities
              and shareholders'
              equity...........  $24,770,102   $24,226,015   $22,469,076
      Average interest rate
        spread.................                                             3.82    3.59    3.93
      Net yield on earning
        assets.................                                             4.48%   4.24%   4.45%  $1,043,846   $  966,359
      Taxable equivalent
        adjustment.............                                                                    $   36,146   $   35,041

      FULLY TAXABLE                                     1996 V. 1995                       1995 V. 1994
      EQUIVALENT -- (DOLLARS IN                INCREASE       CHANGE DUE TO       INCREASE       CHANGE DUE TO
      THOUSANDS)                    1994      (DECREASE)     RATE      VOLUME    (DECREASE)     RATE      VOLUME
      ASSETS
      Securities (1):
        U.S. Treasury,
          government and other
          (5)..................  $  324,251    $ 22,293    $ 26,235   $ (3,942)   $ 34,931    $ 25,382   $  9,549
        States and political
          subdivisions.........      23,975      (2,840)        (38)    (2,802)     (2,802)        131     (2,933)
          Total securities
            (5)................     348,226      19,453      26,197     (6,744)     32,129      25,513      6,616
      Other earning assets
        (2)....................       7,348      (4,230)       (717)    (3,513)      1,412       2,753     (1,341)
      Loans and leases, net of
        unearned income
        (1)(3)(4)(5)...........   1,261,997      40,295     (21,783)    62,078     264,086     123,081    141,005
          Total earning
            assets.............   1,617,571      55,518       3,697     51,821     297,627     151,347    146,280
          Non-earning assets...
            Total assets.......
      LIABILITIES AND
        SHAREHOLDERS' EQUITY
      Interest-bearing
        deposits:
          Savings, interest-
            checking and MRS
            sweeps.............      88,749     (21,602)    (20,120)    (1,482)     (3,671)        952     (4,623)
          Money rate savings...      72,342        (511)        639     (1,150)     12,358      23,910    (11,552)
          Other time
            deposits...........     370,215      44,835      (1,453)    46,288     149,776     106,027     43,749
            Total
              interest-bearing
              deposits.........     531,306      22,722     (20,934)    43,656     158,463     130,889     27,574
      Short-term borrowed
        funds..................     106,174     (81,524)    (18,995)   (62,529)     82,127      45,448     36,679
      Long-term debt...........      41,091      36,833      (5,791)    42,624      29,678       1,506     28,172
            Total
              interest-bearing
              liabilities......     678,571     (21,969)    (45,720)    23,751     270,268     177,843     92,425
            Noninterest-bearing
              demand
              deposits.........
            Other
              liabilities......
            Shareholders'
              equity...........
            Total liabilities
              and shareholders'
              equity...........
      Average interest rate
        spread.................
      Net yield on earning
        assets.................  $  939,000    $ 77,487    $ 49,417   $ 28,070    $ 27,359    $(26,496)  $ 53,855
      Taxable equivalent
        adjustment.............  $   31,056

     (1) Yields related to securities, loans and leases exempt from both federal and state income taxes, federal income taxes only or state income taxes only are stated on a taxable equivalent basis assuming tax rates in effect for the periods presented.
     (2) Includes Federal funds sold and securities purchased under resale agreements or similar arrangements.
     (3) Loan fees, which are not material for any of the periods shown, have been included for rate calculation purposes.
     (4) Nonaccrual loans have been included in the average balances. Only the interest collected on such loans has been included as income.
     (5) Includes assets which were held for sale or available for sale at amortized cost.

                                    TABLE 6

                               NONINTEREST INCOME

                                                                                                                   % CHANGE
                                                                                                                 1996    1995
                                                                                 YEARS ENDED DECEMBER 31,         V.      V.
                                                                               1996        1995        1994      1995    1994
                                                                                  (DOLLARS IN THOUSANDS)
Service charges on deposits...............................................   $132,180    $113,664    $108,980    16.3%     4.3%
Mortgage banking income...................................................     39,845      31,218      28,813    27.6      8.3
Trust income..............................................................     28,794      23,872      22,343    20.6      6.8
Agency insurance commissions..............................................     26,859      19,306      16,151    39.1     19.5
Other insurance commissions...............................................     12,822      12,384      11,865     3.5      4.4
Securities gains (losses), net............................................      3,090     (18,589)      3,028      NM       NM
Bankcard fees and merchange discounts.....................................     35,729      30,990      23,977    15.3     29.2
Investment brokerage commissions..........................................     17,069      10,103       9,619    68.9      5.0
Other bank service fees and commissions...................................     26,752      22,125      23,443    20.9     (5.6)
International income......................................................      3,206       2,895       2,600    10.7     11.3
Amortization of negative goodwill.........................................      6,238       6,239       6,283     (.0)     (.7)
Other noninterest income..................................................     20,884      17,503      21,237    19.3    (17.6)
  Total noninterest income................................................   $353,468    $271,710    $278,339    30.1%    (2.4)%

NM -- not meaningful.

                                    TABLE 7

                              NONINTEREST EXPENSE

                                                                                                                   % CHANGE
                                                                                                                1996     1995
                                                                                YEARS ENDED DECEMBER 31,         V.       V.
                                                                              1996        1995        1994      1995     1994
                                                                                 (DOLLARS IN THOUSANDS)
Salaries and wages.......................................................   $313,585    $349,539    $303,196    (10.3)%   15.3%
Pension and other employee benefits......................................     73,465      74,764      81,842     (1.7)    (8.6)
Net occupancy expense on bank premises...................................     56,491      59,446      54,638     (5.0)     8.8
Furniture and equipment expense..........................................     65,598      66,743      52,735     (1.7)    26.6
Federal deposit insurance premiums.......................................     44,047      26,859      39,253     64.0    (31.6)
Foreclosed property expense..............................................      2,470       3,704       5,098    (33.3)   (27.3)
Amortization expense on intangibles and mortgage servicing rights........     14,534      12,305      10,090     18.1     22.0
Software.................................................................     11,074      12,479       8,330    (11.3)    49.8
Telephone................................................................     15,788      14,978      13,243      5.4     13.1
Donations................................................................      5,760       7,686       4,530    (25.1)    69.7
Advertising and public relations.........................................     23,716      16,004      14,655     48.2      9.2
Travel...................................................................      7,332       7,156       6,170      2.5     16.0
Professional services....................................................     25,609      23,894      16,771      7.2     42.5
Supplies.................................................................     14,196      20,326      12,321    (30.2)    65.0
Loan and lease expense...................................................     32,090      24,844      19,448     29.2     27.7
Deposit related expense..................................................     14,165      12,780      13,466     10.8     (5.1)
Other noninterest expenses...............................................     88,630      87,211      84,448      1.6      3.3
  Total noninterest expense..............................................   $808,550    $820,718    $740,234     (1.5)%   10.9%

                                    TABLE 8

                     INTEREST RATE SENSITIVITY GAP ANALYSIS

                               DECEMBER 31, 1996

                                                                        EXPECTED REPRICING OR MATURITY DATE
                                                                         ONE TO
                                                        WITHIN ONE       THREE        THREE TO     AFTER FIVE
                                                           YEAR          YEARS       FIVE YEARS      YEARS          TOTAL
                                                                               (DOLLARS IN THOUSANDS)
ASSETS
  Securities and other interest-earning assets*......   $ 1,645,785    $2,085,479    $1,525,771    $  909,784    $ 6,166,819
  Federal funds sold and securities purchased under
     resale agreements or similar arrangements.......        84,940            --            --            --         84,940
Loans and leases.....................................    11,141,786     3,808,613     1,971,620       824,538     17,746,557
TOTAL INTEREST-EARNING ASSETS........................    12,872,511     5,894,092     3,497,391     1,734,322     23,998,316
LIABILITIES
  Time deposits......................................     8,272,379     1,584,335       277,051        48,735     10,182,500
  Savings and interest checking**....................            --     1,215,877       405,292       405,293      2,026,462
  Money rate savings**...............................     2,085,475     2,085,474            --            --      4,170,949
  Federal funds purchased............................       779,995            --            --            --        779,995
  Other borrowings...................................     2,522,465       141,471       507,703       383,230      3,554,869
TOTAL INTEREST-BEARING LIABILITIES...................    13,660,314     5,027,157     1,190,046       837,258     20,714,775
ASSET-LIABILITY GAP..................................      (787,803)      866,935     2,307,345       897,064
DERIVATIVES AFFECTING INTEREST RATE SENSITIVITY
  Pay fixed interest rate swaps......................       288,629      (268,817)      (15,520)       (4,292)
  Receive fixed interest rate swaps..................      (450,000)      200,000            --       250,000
  Basis swaps........................................      (250,000)      250,000            --            --
  Floors.............................................      (105,000)      105,000            --            --
INTEREST RATE SENSITIVITY GAP........................   $(1,304,174)   $1,153,118    $2,291,825    $1,142,772
CUMULATIVE INTEREST RATE SENSITIVITY GAP.............   $(1,304,174)   $ (151,056)   $2,140,769    $3,283,541

* Securities based on amortized cost.

** Projected runoff of non-maturity deposits was computed based upon decay rate assumptions developed by bank regulators to assist banks in addressing FDICIA rule 305.

                                    TABLE 9

                        CAPITAL -- COMPONENTS AND RATIOS

                                                                       DECEMBER 31,
                                                                    1996          1995
                                                                  (DOLLARS IN THOUSANDS)
Tier 1 capital................................................   $1,992,527    $1,926,829
Tier 2 capital................................................      464,489       188,983
Total regulatory capital......................................   $2,457,016    $2,115,812
Risk-based capital ratios:
  Tier 1 capital..............................................         11.5%         12.7%
  Total regulatory capital....................................         14.2          14.0
  Tier 1 leverage ratio.......................................          7.8           7.8

                                    TABLE 10

                        SELECTED EQUITY DATA AND RATIOS

                                                                                   DECEMBER 31,
                                                                             1996      1995      1994
Book value per common share at year end..................................   $15.13    $14.32    $12.79
Book value per common share percentage increase over prior year end......     5.66%    11.96%     5.56%
Common dividends per share as a percentage increase over prior year......    16.28     16.22     15.63
Equity at year end to year end:
  Total assets...........................................................     8.06      8.21      7.68
  Net loans and leases *.................................................    11.83     12.22     11.58
  Deposits...............................................................    10.90     11.05     10.34
  Equity and long-term debt..............................................    50.21     59.35     66.39

* Amounts are net of unearned income and the allowance for loan and lease losses and include loans held for sale.

                                    TABLE 11

                         QUARTERLY COMMON STOCK SUMMARY

                                                                1996                                       1995
                                                      SALES PRICES           DIVIDENDS           SALES PRICES           DIVIDENDS
                                                HIGH      LOW       LAST       PAID        HIGH      LOW       LAST       PAID
Quarter Ended
  March 31..................................   $29.75    $25.88    $27.75      $ .23      $22.38    $18.88    $19.88      $ .20
  June 30...................................    31.75     28.88     31.75        .23       24.13     19.88     24.00        .20
  September 30..............................    33.88     28.63     33.25        .27       27.13     23.63     26.25        .23
  December 31...............................    36.75     33.38     36.25        .27       27.00     25.63     26.25        .23
     Year...................................    36.75     25.88     36.25       1.00       27.13     18.88     26.25        .86

                                    TABLE 12

                    QUARTERLY FINANCIAL SUMMARY -- UNAUDITED

                                                  1996                                             1995
                            FOURTH         THIRD        SECOND         FIRST        FOURTH         THIRD        SECOND
                            QUARTER       QUARTER       QUARTER       QUARTER       QUARTER       QUARTER       QUARTER
                                                   (DOLLARS IN THOUSANDS, EXCEPT PER SHARE DATA)
Consolidated Summary of
  Operations
  Net interest income
    FTE.................  $   270,792   $   262,119   $   259,913   $   251,022   $   248,210   $   241,740   $   240,051
  FTE adjustment........        9,755         8,831         8,967         8,593         9,194         9,150         8,589
  Provision for loan and
    lease losses........       18,350        15,400        15,161        13,600        14,052         9,009         8,944
  Securities gains
    (losses), net.......        2,681           705           (95)         (201)          133         1,119             0
  Other noninterest
    income..............       92,377        88,517        87,248        82,236        75,200        74,974        70,765
  Noninterest expense...      206,228       226,770       189,369       186,183       177,805       181,121       197,057
  Provision for income
    taxes...............       41,533        31,999        44,449        41,951        38,671        40,526        30,976
  Net income............  $    89,984   $    68,341   $    89,120   $    82,730   $    83,821   $    78,027   $    65,250
  Fully diluted net
    income per share....  $       .65   $       .49   $       .64   $       .59   $       .59   $       .55   $       .46
Selected Average
  Balances
  Assets................  $25,452,779   $24,926,111   $24,519,336   $24,172,965   $24,574,430   $24,713,126   $24,220,148
  Securities, at
    amortized cost......    6,306,888     6,263,001     5,834,404     5,779,706     6,145,132     6,251,818     6,159,931
  Loans and leases *....   17,450,217    17,185,125    17,217,223    16,888,726    16,871,005    16,817,942    16,421,316
  Total earning
    assets..............   23,897,386    23,479,956    23,120,326    22,764,248    23,174,129    23,218,818    22,782,969
  Deposits..............   19,039,282    18,803,569    18,324,501    18,134,559    17,841,183    17,807,359    17,732,319
  Short-term borrowed
    funds...............    1,888,252     1,857,538     2,141,579     2,233,239     3,041,775     3,319,567     3,384,297
  Long-term debt........    2,164,007     1,979,930     1,782,464     1,514,490     1,379,733     1,312,918       912,642
  Total interest-bearing
    liabilities.........   20,554,985    20,205,493    19,830,232    19,541,370    19,817,903    20,177,006    19,794,095
  Shareholders'
    equity..............    2,048,895     1,969,944     1,950,958     1,969,586     1,987,273     1,919,322     1,869,645


                             FIRST
                            QUARTER

Consolidated Summary of
  Operations
  Net interest income
    FTE.................  $   236,358
  FTE adjustment........        8,108
  Provision for loan and
    lease losses........        9,919
  Securities gains
    (losses), net.......      (19,841)
  Other noninterest
    income..............       69,360
  Noninterest expense...      264,735
  Provision for income
    taxes...............        2,945
  Net income............  $       170
  Fully diluted net
    income per share....  $        --
Selected Average
  Balances
  Assets................  $23,438,575
  Securities, at
    amortized cost......    6,011,277
  Loans and leases *....   15,959,646
  Total earning
    assets..............   22,054,823
  Deposits..............   17,377,826
  Short-term borrowed
    funds...............    3,035,990
  Long-term debt........      909,374
  Total interest-bearing
    liabilities.........   19,138,800
  Shareholders'
    equity..............    1,824,064

* Loans and leases are net of unearned income and include loans held for sale.

                                    TABLE 13

                SELECTED FINANCIAL DATA OF BANKING SUBSIDIARIES

          AS OF / FOR THE YEARS ENDED DECEMBER 31, 1996, 1995 AND 1994

                                          BB&T-NC                                 BB&T-SC                        BB&T-VA
                             1996          1995          1994          1996         1995         1994        1996       1995
                                                                 (DOLLARS IN THOUSANDS)
Total assets............  $20,652,519   $19,654,218   $18,450,078   $4,213,458   $4,179,955   $4,405,560   $790,955   $737,462
Securities..............    4,962,941     4,970,762     4,633,799    1,034,385    1,055,622    1,135,926    147,019    154,358
Loans and leases, net of
  unearned income*......   14,149,983    13,213,131    12,284,092    2,901,930    2,928,298    2,937,099    550,218    505,767
Deposits................   15,683,080    14,856,949    13,769,521    3,336,711    3,255,945    3,251,491    690,318    669,000
Shareholder's equity....    1,601,950     1,380,924     1,341,593      399,965      385,481      325,459     67,039     60,734

Net interest income.....      773,019       710,338       690,742      173,235      166,764      169,934     35,144     31,231
Provision for loan and
  lease losses..........       44,675        31,264        11,053        8,405        5,518        7,741      2,550      1,910
Noninterest income......      333,119       238,050       231,549       57,729       58,199       47,432     10,296      4,650
Noninterest expense.....      689,969       659,681       586,643      134,200      119,931      127,146     24,839     25,965
Net income..............      250,956       172,970       212,586       56,489       62,319       49,830     11,791      4,853


                            1994

Total assets............  $700,343
Securities..............   187,461
Loans and leases, net of
  unearned income*......   450,798
Deposits................   628,750
Shareholder's equity....    47,865
Net interest income.....    28,863
Provision for loan and
  lease losses..........     2,600
Noninterest income......     8,793
Noninterest expense.....    24,832
Net income..............     7,011

* Includes loans held for sale.

                                    TABLE 14

                   COMPOSITION OF LOAN AND LEASE PORTFOLIO *

                                                                                 DECEMBER 31,
                                                       1996           1995           1994           1993           1992
                                                                            (DOLLARS IN THOUSANDS)
Loans --
  Commercial, financial and agricultural.........   $ 2,715,363    $ 2,395,084    $ 2,941,109    $ 2,303,554    $ 2,111,329
  Real estate -- construction and land
     development.................................     1,525,964      1,175,839        889,033        870,112        762,290
  Real estate -- mortgage........................    10,110,927     10,200,968      9,220,222      8,431,729      7,018,374
  Consumer.......................................     2,748,572      2,487,235      2,388,970      2,198,858      1,999,066
     Loans held for investment...................    17,100,826     16,259,126     15,439,334     13,804,253     11,891,059
     Loans held for sale.........................       228,333        261,364        141,676        707,973        447,399
       Total loans...............................    17,329,159     16,520,490     15,581,010     14,512,226     12,338,458
Leases...........................................       576,991        376,152        304,544        225,312        170,358
     Total loans and leases......................   $17,906,150    $16,896,642    $15,885,554    $14,737,538    $12,508,816

* Balances are gross of unearned income.

                                    TABLE 15

              SELECTED LOAN MATURITIES AND INTEREST SENSITIVITY *

                                                                                                 DECEMBER 31, 1996
                                                                                     COMMERCIAL,
                                                                                     FINANCIAL
                                                                                        AND        REAL ESTATE:
                                                                                     AGRICULTURAL  CONSTRUCTION       TOTAL
                                                                                              (DOLLARS IN THOUSANDS)
Fixed rate:
  1 year or less (2)..............................................................   $  219,531     $   227,320    $   446,851
  1-5 years.......................................................................      392,645         141,106        533,751
  After 5 years...................................................................       88,206          34,235        122,441
     Total........................................................................      700,382         402,661      1,103,043
Variable rate:
  1 year or less (2)..............................................................      972,701         761,028      1,733,729
  1-5 years.......................................................................      939,705         345,087      1,284,792
  After 5 years...................................................................      102,575          17,188        119,763
     Total........................................................................    2,014,981       1,123,303      3,138,284
       Total loans and leases (1).................................................   $2,715,363     $ 1,525,964    $ 4,241,327

 * Balances are gross of unearned income.

(1) The table excludes:

       (i) consumer loans to individuals for household, family and other personal expenditures.................    $ 2,748,572
       (ii) real estate mortgage loans.........................................................................     10,110,927
       (iii) loans held for sale...............................................................................        228,333
       (iv) leases.............................................................................................        576,991
                                                                                                                   $13,664,823

(2) Includes loans due on demand.

     Scheduled repayments are reported in the maturity category in which the payment is due. Determinations of maturities are based upon contract terms. BB&T credit policy does not permit automatic renewals of loans. At the scheduled maturity date (including balloon payment date), the customer must request a new loan to replace the matured loan and execute a new note with rate, terms and conditions renegotiated at that time.

                                    TABLE 16

                       ALLOCATION OF RESERVE BY CATEGORY

                                                                        DECEMBER 31,
                                       1996                 1995                 1994                 1993            1992
                                           % LOANS              % LOANS              % LOANS              % LOANS
                                           IN EACH              IN EACH              IN EACH              IN EACH
                                 AMOUNT    CATEGORY   AMOUNT    CATEGORY   AMOUNT    CATEGORY   AMOUNT    CATEGORY   AMOUNT
                                                                   (DOLLARS IN THOUSANDS)
Balance at end of period
  applicable to:
Commercial, financial and
  agricultural................  $  30,272      15%   $  32,370      14%   $  40,340      19%   $  48,493      16%   $  34,963
Real estate:
  Construction and land
    development...............     14,645       9       16,436       7       13,522       6       15,004       6       13,706
  Mortgage....................     96,389      58       96,096      62       83,260      58       84,875      61       71,927
  Real estate -- total........    111,034      67      112,532      69       96,782      64       99,879      67       85,633
Consumer......................     52,238      15       37,977      15       33,706      15       31,461      15       25,952
Leases........................      3,679       3        3,443       2          906       2        1,218       2        1,313
Unallocated...................     32,847      --       32,730      --       43,709      --       31,655      --       27,066
  Total.......................  $ 230,070     100%   $ 219,052     100%   $ 215,443     100%   $ 212,706     100%   $ 174,927

                                % LOANS
                                IN EACH
                                CATEGORY
Balance at end of period
  applicable to:
Commercial, financial and
  agricultural................      17%
Real estate:
  Construction and land
    development...............       6
  Mortgage....................      60
  Real estate -- total........      66
Consumer......................      16
Leases........................       1
Unallocated...................      --
  Total.......................     100%

                                    TABLE 17

               COMPOSITION OF ALLOWANCE FOR LOAN AND LEASE LOSSES

                                                                                 DECEMBER 31,
                                                       1996           1995           1994           1993           1992
                                                                            (DOLLARS IN THOUSANDS)
Balance, beginning of period.....................   $   219,052    $   215,443    $   212,706    $   176,743    $   149,986
  Charge-offs:
     Commercial, financial and agricultural......        (9,341)       (10,889)       (11,655)       (24,832)       (28,623)
     Real estate.................................       (11,523)       (12,005)        (9,131)       (11,844)       (15,986)
     Consumer....................................       (47,441)       (29,556)       (16,398)       (16,510)       (21,629)
     Lease receivables...........................          (768)          (614)          (647)          (771)        (1,428)
       Total charge-offs.........................       (69,073)       (53,064)       (37,831)       (53,957)       (67,666)
  Recoveries:
     Commercial, financial and agricultural......         5,065          5,302          7,280          6,212          4,423
     Real estate.................................         6,221          3,658          3,148          3,525          4,612
     Consumer....................................         6,158          5,394          4,996          4,267          3,679
     Lease receivables...........................           136            395            295            149            188
       Total recoveries..........................        17,580         14,749         15,719         14,153         12,902
Net charge-offs..................................       (51,493)       (38,315)       (22,112)       (39,804)       (54,764)
  Provision charged to expense...................        62,511         41,924         23,730         59,829         76,030
  Allowance of loans acquired in purchase
     transactions................................            --             --          1,119         15,938          3,675
Balance, end of period...........................   $   230,070    $   219,052    $   215,443    $   212,706    $   174,927
Average loans and leases*........................   $17,186,046    $16,507,428    $14,919,264    $13,344,029    $12,139,046
Net charge-offs as a percentage of average loans
  and leases.....................................          0.30%          0.23%          0.15%          0.30%          0.45%

* Loans and leases are net of unearned income and include loans held for sale.

                                    TABLE 18

                      COMPOSITION OF SECURITIES PORTFOLIO

                                                                                                    DECEMBER 31,
                                                                                          1996          1995          1994
                                                                                               (DOLLARS IN THOUSANDS)
Securities held to maturity (at amortized cost):
     U.S. Treasury, government and agency obligations...............................   $     6,283   $    41,570   $ 1,354,334
     States and political subdivisions..............................................       164,525       205,168       242,591
     Mortgage-backed securities.....................................................            --         4,508       614,309
     Other securities...............................................................            --            77         1,463
  Total securities held to maturity.................................................       170,808       251,323     2,212,697
Securities available for sale (at estimated fair value):
     U.S. Treasury, government and agency obligations...............................     3,954,039     4,788,132     3,370,444
     States and political subdivisions..............................................        23,977        22,115        16,918
     Mortgage-backed securities.....................................................     1,751,025     1,007,062       342,027
     Other securities...............................................................       285,180       153,991       118,619
  Total securities available for sale...............................................     6,014,221     5,971,300     3,848,008
Total securities....................................................................   $ 6,185,029   $ 6,222,623   $ 6,060,705

                                    TABLE 19

                        TIME DEPOSITS $100,000 AND OVER

                                                  DECEMBER 31, 1996
                                                     (DOLLARS IN
                                                     THOUSANDS)
Maturity:
  Three months or less.........................      $    1,005,223
  Four through six months......................             510,133
  Seven through twelve months..................             447,699
  Over twelve months...........................             356,996
TOTAL TIME DEPOSITS $100,000 AND OVER..........      $    2,320,051

     At December 31, 1996, the scheduled maturities of time deposits are $7.2 billion, $2.5 billion, $214.2 million, $151.7 million and $57.9 million for each of the next five years. The maturities for 2002 and later years total $22.7 million.

                                    TABLE 20

                           SHORT-TERM BORROWED FUNDS

                             (DOLLARS IN THOUSANDS)

     The following information summarizes certain pertinent information for the past three years on short-term borrowed funds:

                                                                                              YEARS ENDED DECEMBER 31,
                                                                                          1996          1995          1994
Maximum outstanding at any month-end during the year................................   $2,340,904    $3,902,581    $3,123,703
Average outstanding during the year.................................................    2,029,293     3,184,338     2,455,658
Average interest rate during the year...............................................         5.26%         5.91%         4.32%
Average interest rate at end of year................................................         4.80          5.36          5.49

                                    TABLE 21

                                CAPITAL ADEQUACY

                                                                  REGULATORY        BB&T
                                                                   MINIMUMS      CORPORATION    BB&T-NC    BB&T-SC    BB&T-VA
Risk-based capital ratios:
  Tier 1 capital (1)...........................................       4.0%           11.5%        10.8%      14.0%      11.7%
  Total risk-based capital (2).................................       8.0            14.2         12.1       15.2       12.9
  Tier 1 leverage ratio (3)....................................       3.0             7.8          7.4        9.4        8.6

(1) Shareholders' equity less non-qualifying intangible assets; computed as a ratio of risk-weighted assets, as defined in the risk-based capital guidelines.

(2) Tier 1 capital plus qualifying loan loss allowance and subordinated debt; computed as a ratio of risk-weighted assets as defined in the risk-based capital guidelines.

(3) Tier 1 capital computed as a ratio of fourth quarter average assets less goodwill.